                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                                MI VENTURE INC.
                                ---------------



FIRST:    The name of the Corporation is MI VENTURE INC.


SECOND:   The address of the Corporation's registered office in the State of
Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


THIRD:    The nature of the business or purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, including but not limited to manufacturing, processing, distribution, selling and research and development.

          In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary to the interest, promotion or attainment of the business or purposes of the Corporation.


FOURTH:   The total number of shares of stock which the Corporation shall have authority to issue is Ten thousand (10,000) shares without par value of Common Stock.


FIFTH:    The name and mailing address of the incorporator is:

                    J. Brian Colburn
                    337 Magna Drive
                    Aurora, Ontario L5G 7K1
                    Canada


SIXTH:    The Corporation is to have perpetual existence.


SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.


EIGHTH:   Meetings of stockholders may be held within or without the State of
Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

NINTH:    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and in the by-laws of the Corporation, and all rights conferred upon stockholders hereby are granted subject to this reservation.


THE UNDERSIGNED, being the incorporator named above, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 3rd day of March, 1999.


                                    /s/ J. Brian Colburn
                                    ___________________________
                                    J. Brian Colburn
                                    Incorporator

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                                MI VENTURE INC.

        It is hereby certified as follows:

        1. The name of the corporation (hereafter called the "Corporation") is MI VENTURE INC.

        2. The Certificate of Incorporation of the Corporation is amended as follows:

        Article FOURTH is amended to read in its entirety as follows:

        "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Twenty Million (20,000,000) shares without par value, Ten Million (10,000,000) of which shall be "Class A Common Stock" and Ten Million (10,000,000) of which shall be "Class C Common Stock". All stock issued by the Corporation prior to the date of this Amendment shall be reclassified by virtue of this Amendment as Class A Common Stock. The Class A Common Stock and the Class C Common Stock are hereinafter sometimes collectively called, the "Common Stock". The powers, preferences and relative, participating, optional or other special rights of the Class A Common Stock and Class C Common Stock and the qualifications, limitations or restrictions thereof, are identical, except as follows:

                1.  Voting Rights.  The Class A Common Stock shall have one
                    -------------
         (1) vote per share and the Class C Common Stock shall have two (2) votes per share.

                2.  Preference on Liquidation, Dissolution or Winding Up. Upon
                    ----------------------------------------------------
         any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Class C Common Stock will be entitled to be paid an aggregate amount in cash equal to $500,000 before any distribution or payment is made on any Class A Common Stock.

        3. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed this 30th day of August, 1999.


                        MI VENTURE INC.


                        By: /s/ J. Brian Colburn
                            -----------------------------
                                J. Brian Colburn
                        Title: Executive Vice President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                   * * * * *

          MI VENTURE INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the Corporation (the "Board "), by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation, as filed pursuant to Section 101 of the General Corporation Law of the State of Delaware (the "GCL") on March 4, 1999, and as amended on August 30, 1999, of the Corporation (the "Certificate of Incorporation"), declaring said amendment to be advisable.

          SECOND: That thereafter, written consents to the proposed amendment were duly signed and delivered to the Corporation by all the stockholders of the Corporation pursuant to Section 228 of the GCL.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the GCL.

          FOURTH:  Said amendment is as follows:


          (A) All shares of "Class A Common Stock" previously issued by the Corporation and outstanding upon the first date of effectiveness of said amendment shall be reclassified and changed into one share of Class B Stock (as defined below) effective on such date.

          (B) Each share of "Class C Common Stock" previously issued by the Corporation and outstanding upon the first date of effectiveness of said amendment shall be reclassified as one share of Class B Stock effective on such date.

          (C) Each share of Class B Stock resulting from the reclassifications and change described above shall be subdivided into 13.47562592 shares of Class B Stock.

          (D) Article First of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

          FIRST: The name of the Corporation is: MI Entertainment Corp. (the "Corporation.")

        (E) Article Fourth of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

        FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is four hundred million (400,000,000) shares, par value, $0.01 per share, three hundred and ten million (310,000,000) of which shall be "Class A Subordinate Voting Stock" and ninety million (90,000,000) of which shall be "Class B Stock". The rights, privileges, restrictions and conditions attaching to the Class A Subordinate Voting Stock and the Class B Stock are as follows:

        (a) Rights, privileges, restrictions and conditions attaching to the Class A Subordinate Voting Stock.
               ----------------------------------------------------------------

        (i)    Voting.
               ------

               The Class A Subordinate Voting Stock shall carry and be entitled to one (1) vote per share at all meetings of the stockholders of the Corporation, except a meeting of the holders of only a particular class or series of stock other than the Class A Subordinate Voting Stock.

        (ii)   Dividends.
               ---------

               The holders of the Class A Subordinate Voting Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors. Subject to paragraph (a)(iii) below,
                                                   ------------------
               each share of Class A Subordinate Voting Stock shall participate equally as to dividends with each share of Class B Stock without preference, priority or distinction. No dividend shall at any time be declared or set aside or paid on the Class B Stock unless, on the same date, a dividend in the same amount per share (to the extent that such dividend is payable in cash) or identical property of equal value per share (to the extent that such dividend is not payable in cash), as the case may be, is declared to be payable on the Class A Subordinate Voting Stock, which dividend shall be payable on the same date as that declared on the Class B Stock. The holders of the Class A Subordinate Voting Stock shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for in this paragraph (a)(ii).
               -----------------

        (iii)  Stock Dividends.
               ---------------

               Notwithstanding the provisions of paragraph (a)(ii) above
                                                 -----------------
               contemplating the declaration or payment of dividends in identical property, the Board of Directors may, in declaring simultaneous dividends on both the Class A Subordinate Voting Stock and the Class B Stock, cause the dividend on the Class A Subordinate Voting Stock to be payable in Class A Subordinate Voting Stock and the dividend on the Class B Stock to be payable in Class A Subordinate Voting Stock or in Class B Stock, but no dividend payable in Class B Stock may be declared on the Class A Subordinate Voting Stock.

        (iv)   Right to Elect Directors.
               ------------------------

               If:

               (A) After-Tax Profits shall be less than four percent (4%) of the Share Capital in each of two (2) consecutive Years (the terms "After-Tax Profits", "Share Capital" and "Years" are defined in paragraph (a)(viii) below); or
                               -------------------

               (B) the Corporation fails to make a Required Dividend (as defined in paragraph (a)(viii) below) in respect of each of
                               -------------------
                    two (2) consecutive Years;

               then, and in any such case, the holders of the Class A Subordinate Voting Stock shall, until After-Tax Profits for a Year are at least equal to four percent (4%) of the Share Capital and all Required Dividends in respect of such Year are made, have the exclusive right, voting separately as a class, to nominate and elect two (2) individuals to the Board at each meeting of the stockholders of the Corporation subsequent to the two-Year period referred to in subparagraphs (A) or (B) above at which directors
                              -----------------    ---
               are to be elected.

        (v)    Right to Elect Additional Directors.
                -----------------------------------

               If, following the period of two (2) consecutive Years described in paragraph (a)(iv) above:
                  -----------------

               (A) After-Tax Profits shall be less than four percent (4%) of the Share Capital in each of two (2) consecutive Years; or

               (B) the Corporation fails to make a Required Dividend in respect of each of two (2) consecutive Years;

               then, and in any such case, the holders of the Class A Subordinate Voting Stock shall, until After-Tax Profits for a Year are at least equal to four percent (4%) of the Share Capital and all Required Dividends in respect of such Year are made, have the exclusive right, voting separately as a class, to nominate and elect, in addition to those directors elected under paragraph
                                                                       ---------
               (a)(iv) above, two (2) individuals to the Board of Directors at
               -------
               each meeting of the stockholders of the Corporation subsequent to the two-Year period referred to in subparagraphs (A) or (B) above
                                                  -----------------    ---
               at which directors are to be elected.  This right to elect two
               (2) additional directors shall arise for each subsequent period of two (2) consecutive Years until the holders of the Class A Subordinate Voting Stock have the right, voting separately as a class, to nominate and elect all the directors of the Corporation.

        (vi)   Right to Request Meeting to Elect Directors.
               -------------------------------------------

               In the event that a stockholders' meeting at which directors are to be elected is not held within one hundred and eighty (180) days of the end of any period of two (2) consecutive Years referred to in paragraphs (a)(iv) or (a)(v) above, the holders of
                              ------------------    ------
               record of at least ten percent (10%) of the Class A Subordinate Voting Stock outstanding may request the Secretary of the Corporation in writing to call a stockholders' meeting at which directors are to be elected, and the Secretary shall call, within thirty (30) days of receipt of such written notice, such a meeting to be held within ninety (90) days of receipt of such written notice; in default of the calling of such stockholders' meeting by the Secretary within thirty (30) days of receipt of the written notice, the meeting may be called by any holder of record of the Class A Subordinate Voting Stock.

        (vii)  Term of Office of Directors.
               ----------------------------

               Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be directors of the Corporation at any time when the right to elect directors arises in favor of the holders of the Class A Subordinate Voting Stock as provided for in paragraphs (a)(iv)
                                                           ------------------
               and (a)(v) above, or who may be appointed as directors after such
                   ------
               rights have arisen and before a meeting of the stockholders has been held to elect directors, shall terminate upon the election of new directors at the meeting of the stockholders called for the purposes of paragraphs (a)(iv) or (a)(v) above.
                               ------------------    ------
               Notwithstanding anything contained in the by-laws of the Corporation, upon termination of the right of the holders of the Class A Subordinate Voting Stock to elect directors as provided for in paragraphs (a)(iv) and (a)(v) above, the term of office of
                      ------------------     ------
               all persons who may be directors of the Corporation, or who may be appointed as directors after such termination and before a meeting of the stockholders has been held to elect directors, shall terminate upon the election of directors at the next meeting of the stockholders at which directors are to be elected.

        (viii) Definitions.
               -------------

               As used in paragraphs (a)(iv) through (a)(vii) above and in this
                          ------------------         --------
               paragraph (a)(viii), unless the context otherwise requires, the
                         ---------
               terms "After-Tax Profits", "Required Dividend", "Share Capital" and "Year" have the following meanings:

               (A) "After-Tax Profits" means the net income or net loss of the Corporation as set forth in its audited consolidated statement of income or loss for each Year, adjusted to deduct extraordinary gains or gains which arise from the disposal by the Corporation of existing businesses or fixed assets as set forth in its audited consolidated statement of income or loss;

               (B) "Required Dividend" means the distribution of After-Tax Profits required to be made each Year as provided below. Unless otherwise approved by ordinary resolution of the holders of Class A Subordinate Voting Stock and Class B Stock, voting as separate classes, to the holders of Class A Subordinate Voting Stock and Class B Stock shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the moneys of the Corporation properly applicable to the payment of dividends, non-cumulative dividends in respect of each Year, so that the aggregate of the dividends paid or payable in respect of such Year by the Corporation is (i) equal to at least 10% of After-Tax Profits; and (ii) in respect of all Years commencing after January 1, 2006, shall be at least equal to the greater of: (a) the amount specified in the preceding subparagraph (i); (b) an amount which, when added to the aggregate of such dividends paid in respect of the two (2) immediately preceding Years equals 20% of the aggregate of the After-Tax Profits for such Year and the two immediately preceding Years;

               (C) "Share Capital" with respect to any Year means the arithmetic average of the stated capital attributable to the outstanding shares of Class A Subordinate Voting Stock and Class B Stock of the Corporation at the commencement of such Year and at the end of such Year; and

               (D) "Year" means the fiscal year of the Corporation from time to time commencing with the fiscal year beginning January 1, 2004.


        (ix)   Dissolution.
               ------------

               In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its stockholders for the purpose of winding-up its affairs, all the property and assets of the Corporation available for distribution to the holders of the Class A Subordinate Voting Stock or the Class B Stock shall be paid or distributed equally, share for share, to the holders of the Class A Subordinate Voting Stock and the Class B Stock, respectively, without preference, priority or distinction.

        (x)    Amendment.
               ----------

               This Certificate of Incorporation may be amended to add, delete or vary any right, privilege, restriction or condition attaching to the Class A Subordinate Voting Stock which does not adversely affect the rights of the holders of Class A Subordinate Voting Stock without the approval of the holders of the Class A Subordinate Voting Stock. Any amendment to the Certificate of Incorporation to create stock ranking in priority to or on a parity with the Class A Subordinate Voting Stock shall be deemed not to adversely affect the rights of the holders of Class A Subordinate Voting Stock and may be made without the approval of the holders of the Class A Subordinate Voting Stock. Any amendment to this Certificate of Incorporation to add, delete or vary any right, privilege, restriction or condition attaching to the Class A Subordinate Voting Stock which adversely affects the rights of the holders of Class A Subordinate Voting Stock may be made only with the approval of the holders of the Class A Subordinate Voting Stock given. :

               (A)  in accordance with paragraph (a)(xi) below; and
                                       -----------------

               (B) in writing by the holders of all the outstanding Class A Subordinate Voting Stock or by a resolution authorized by at least two-thirds (2/3rds) of the votes cast at a separate meeting of the holders of the Class A Subordinate Voting Stock duly called and held for that purpose upon not less than twenty-one (21) days' notice, such meeting to be held and such notice to be given in accordance with the by-laws of the Corporation in that regard, provided that each holder of a share of Class A Subordinate Voting Stock shall be entitled to one (1) vote at such meeting in respect of each share of Class A Subordinate Voting Stock held by such holder.

               Any approval given as aforesaid shall be in addition to any other consent or approval required by applicable law.

        (xi)   Elections and Approval.
               ----------------------

               Any election or approval by the holders of the Class A Subordinate Voting Stock voting separately as a class as contemplated or required by paragraphs (a)(iv) or (a)(v) or
                                           ------------------    ------
               subparagraph (a)(x)(A) above shall mean the election by, or
               ----------------------
               approval given by, a majority of the votes cast at a meeting of such holders other than the votes attaching to the Class A Subordinate Voting Stock beneficially owned, directly or indirectly, by Magna International Inc. and its successors ("Magna") or any of its affiliates or by any person who, by agreement, is acting jointly with Magna or any such affiliate, or over which Magna, any of its affiliates or any such person exercises direct or indirect control. "Affiliate" and "control" shall have the meanings specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or any successor rule.


        (b)    Rights, privileges, restrictions and conditions attaching to the
                                                                            ---
               Class B Stock.
               ----------------------------------------------------------------

        (i)    Voting.
               ------

               The Class B Stock shall carry and be entitled to twenty (20) votes per share at all meetings of the stockholders of the Corporation, except a meeting of the holders of only a particular class or series of stock other than the Class B Stock.

        (ii)   Dividends.
               ---------

               The holders of the Class B Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors. Subject to paragraph (b)(iii) below, each Class B
                                      ------------------
               Share shall participate equally as to dividends with each Class A Subordinate Voting Share without preference, priority or distinction. No dividend shall at any time be declared or set aside or paid on the Class B Stock unless, on the same date, a dividend in the same amount per share (to the extent that such dividend is payable in cash) or identical property of equal value per share (to the extent that such dividend is not payable in cash), as the case may be, is declared to be payable on the Class A Subordinate Voting Stock, which dividend shall be payable on the same date as that declared on the Class B Stock. The holders of the Class B Stock shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for in this paragraph (b)(ii).
                                                 -----------------


        (iii)  Stock Dividends.
               ---------------

               Notwithstanding the provisions of paragraph (b)(ii) above
                                                 -----------------
               contemplating the declaration or payment of dividends in identical property, the Board of Directors may, in declaring simultaneous dividends on both the Class A Subordinate Voting Shares and the Class B Stock, cause the dividend on the Class A Subordinate Voting Stock to be payable in Class A Subordinate Voting Stock and the dividend on the Class B Stock to be payable in Class A Subordinate Voting Stock or in Class B Stock, but no dividend payable in Class B Stock may be declared on the Class A Subordinate Voting Stock.

        (iv)   Dissolution.
               -----------

               In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its stockholders for the purpose of winding-up its affairs, all the property and assets of the Corporation available for distribution to the holders of the Class B Stock or the Class A Subordinate Voting Stock shall be paid or distributed equally, share for share, to the holders of the Class B Stock and the Class A Subordinate Voting Stock, respectively, without preference, priority, or distinction.

        (v)    Conversion Right.
               -----------------

               The Class B Stock may, upon and subject to the terms and conditions hereinafter set forth, be converted at any time by the holder or holders thereof into fully-paid and non-assessable Class A Subordinate Voting Stock of the Corporation on the basis of one (1) share of Class A Subordinate Voting Stock for each share of Class B Stock; provided, however, that in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding-up.



        (vi)   Conversion Procedure.
               ---------------------

               A holder of the Class B Stock desiring to convert some or all of his Class B Stock into Class A Subordinate Voting Stock in accordance with the foregoing shall surrender the certificate or certificates representing the Class B Stock which such holder desires to be converted to the Corporation at its registered office or to the transfer agent, if any, for the Class B Stock, together with a written request for such conversion in such form and with such verification of signature, as the Board of Directors may from time to time require.

        (vii)  Issuance of Class B Stock.
               -------------------------

               The Board of Directors shall not authorize the issuance of any Class B Stock (other than in connection with a stock dividend) without the prior approval of the holders of the Class B Stock given by ordinary resolution, voting as a separate class.

        (viii) Amendment.
               ---------

               This Certificate of Incorporation may be amended to add, delete or vary any right, privilege, restriction or condition attaching to the Class B Stock or to create Stock ranking in priority to or on a parity with the Class B Stock, but only with the approval of the holders of the Class B Stock given in writing by the holders of all of the outstanding Class B Stock or by a resolution authorized by at least two-thirds (2/3rds) of the votes cast at a separate meeting of the holders of the Class B Stock duly called and held for that purpose upon not less than twenty-one (21) days' notice, such meeting to be held and such notice to be given in accordance with the by-laws of the Corporation in that regard, provided that each holder of a share of Class B Stock shall be entitled to twenty (20) votes at such meeting in respect of each share of Class B Stock held by such holder.

               Any approval given as aforesaid shall be in addition to any other consent or approval required by applicable law.

          (F) A new paragraph Tenth is added to the Certificate of Incorporation of the Corporation, reading in its entirety as follows:

               TENTH: To the fullest extent permitted by the GCL as it exists on the date hereof or as it may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article TENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.


                            [Signature page follows]

   IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by J.Brian Colburn, its Executive Vice-President and Secretary, this 4/th/ day of November, 1999.



                            By: /s/ J. Brian Colburn
                                -------------------------
                                    J. Brian Colburn

                            Title: Executive Vice President and Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                   * * * * *

          MI ENTERTAINMENT CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the Corporation (the "Board "), by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as filed pursuant to Section 101 of the General Corporation Law of the State of Delaware (the "GCL") on March 4, 1999, and as further amended on August 30, 1999 and November 4, 1999, respectively, (the "Certificate of Incorporation"), declaring said amendment to be advisable.

          SECOND: That thereafter, written consents to the proposed amendment were duly signed and delivered to the Corporation by all the stockholders of the Corporation pursuant to Section 228 of the GCL.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the GCL.

          FOURTH:  Said amendment is as follows:

          (A) Article Fourth of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is four hundred million (400,000,000) shares, par value, $0.01 per share, three hundred and ten million (310,000,000) of which shall be "Class A Subordinate Voting Stock" and ninety million (90,000,000) of which shall be "Class B Stock". The rights, privileges, restrictions and conditions attaching to the Class A Subordinate Voting Stock and the Class B Stock are as follows:

          (a) Rights, privileges, restrictions and conditions attaching to the Class A Subordinate Voting Stock.
               ----------------------------------------------------------------

          (i)    Voting.
                 ------

               The Class A Subordinate Voting Stock shall carry and be entitled to one (1) vote per share at all meetings of the stockholders of the Corporation, except a meeting of the holders of only a particular class or series of stock other than the Class A Subordinate Voting Stock.

          (ii)   Dividends.
                 ---------

               The holders of the Class A Subordinate Voting Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors. Subject to paragraph (a)(iii) below,
                                                   ------------------
               each share of Class A Subordinate Voting Stock shall participate equally as to dividends with each share of Class B Stock without preference, priority or distinction. No dividend shall at any time be declared or set aside or paid on the Class B Stock unless, on the same date, a dividend in the same amount per share (to the extent that such dividend is payable in cash) or identical property of equal value per share (to the extent that such dividend is not payable in cash), as the case may be, is declared to be payable on the Class A Subordinate Voting Stock, which dividend shall be payable on the same date as that declared on the Class B Stock. The holders of the Class A Subordinate Voting Stock shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for in this paragraph (a)(ii).
               -----------------

          (iii)     Stock Dividends.
                    ---------------

               Notwithstanding the provisions of paragraph (a)(ii) above
                                                 -----------------
               contemplating the declaration or payment of dividends in identical property, the Board of Directors may, in declaring simultaneous dividends on both the Class A Subordinate Voting Stock and the Class B Stock, cause the dividend on the Class A Subordinate Voting Stock to be payable in Class A Subordinate Voting Stock and the dividend on the Class B Stock to be payable in Class A Subordinate Voting Stock or in Class B Stock, but no dividend payable in Class B Stock may be declared on the Class A Subordinate Voting Stock.

               (iv)   Definitions.
                     -------------

               As used in this paragraph (a)(iv), unless the context otherwise
                                         -------
               requires, the terms "After-Tax Profits", "Required Dividend", and "Year" have the following meanings:

               (A) "After-Tax Profits" means the net income or net loss of the Corporation as set forth in its audited consolidated statement of income or loss for each Year, adjusted to deduct extraordinary gains or gains which arise from the disposal by the Corporation of existing businesses or fixed assets as set forth in its audited consolidated statement of income or loss;

               (B) "Required Dividend" means the distribution of After-Tax Profits required to be made each Year as provided below. Unless otherwise approved by ordinary resolution of the holders of Class A Subordinate Voting Stock and Class B Stock, voting as separate classes, the holders of Class A Subordinate Voting Stock and Class B Stock shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the moneys of the Corporation properly applicable to the payment of dividends, non-cumulative dividends in respect of each Year, so that the aggregate of the dividends paid or payable in respect of such Year by the Corporation is (i) equal to at least 10% of After-Tax Profits; and (ii) in respect of all Years commencing after January 1, 2006, shall be at least equal to the greater of: (a) the amount specified in the preceding subparagraph (i); (b) an amount which, when added to the aggregate of such dividends paid in respect of the two (2) immediately preceding Years equals 20% of the aggregate of the After-Tax Profits for such Year and the two immediately preceding Years;

               (C) "Year" means the fiscal year of the Corporation from time to time commencing with the fiscal year beginning January 1, 2004.

          (v)    Dissolution.
                 ------------

               In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its stockholders for the purpose of winding-up its affairs, all the property and assets of the Corporation available for distribution to the holders of the Class A Subordinate Voting Stock or the Class B Stock shall be paid or distributed equally, share for share, to the holders of the Class A Subordinate Voting Stock and the Class B Stock, respectively, without preference, priority or distinction.

          (vi)   Amendment.
                -----------

               This Certificate of Incorporation may be amended to add, delete or vary any right, privilege, restriction or condition attaching to the Class A Subordinate Voting Stock which does not adversely affect the rights of the holders of Class A Subordinate Voting Stock without the approval of the holders of the Class A Subordinate Voting Stock. Any amendment to the Certificate of Incorporation to create stock ranking in priority to or on a parity with the Class A Subordinate Voting Stock shall be deemed not to adversely affect the rights of the holders of Class A Subordinate Voting Stock and may be made without the approval of the holders of the Class A Subordinate Voting Stock. Any amendment to this Certificate of Incorporation to add, delete or vary any right, privilege, restriction or condition attaching to the Class A Subordinate Voting Stock which adversely affects the rights of the holders of Class A Subordinate Voting Stock may be made only with the approval of the holders of the Class A Subordinate Voting Stock given. :

               (A)  in accordance with paragraph (a)(vii) below; and
                                       ----------------

               (B) in writing by the holders of all the outstanding Class A Subordinate Voting Stock or by a resolution authorized by at least two-thirds (2/3rds) of the votes cast at a separate meeting of the holders of the Class A Subordinate Voting Stock duly called and held for that purpose upon not less than twenty-one (21) days' notice, such meeting to be held and such notice to be given in accordance with the by-laws of the Corporation in that regard, provided that each holder of a share of Class A Subordinate Voting Stock shall be entitled to one (1) vote at such meeting in respect of each share of Class A Subordinate Voting Stock held by such holder.

               Any approval given as aforesaid shall be in addition to any other consent or approval required by applicable law.

          (vii)     Elections and Approval.
                    ----------------------

               Any election or approval by the holders of the Class A Subordinate Voting Stock voting separately as a class as contemplated or required herein shall mean the election by, or approval given by, a majority of the votes cast at a meeting of such holders other than the votes attaching to the Class A Subordinate Voting Stock beneficially owned, directly or indirectly, by Magna International Inc. and its successors ("Magna") or any of its affiliates or by any person who, by agreement, is acting jointly with Magna or any such affiliate, or over which Magna, any of its affiliates or any such person exercises direct or indirect control. "Affiliate" and "control" shall have the meanings specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or any successor rule.


          (b)  Rights, privileges, restrictions and conditions attaching to the
                                                                            ---
               Class B Stock.
               ----------------------------------------------------------------

          (i)    Voting.
                 ------

               The Class B Stock shall carry and be entitled to twenty (20) votes per share at all meetings of the stockholders of the Corporation, except a meeting of the holders of only a particular class or series of stock other than the Class B Stock.

          (ii)   Dividends.
                 ---------

               The holders of the Class B Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors. Subject to paragraph (b)(iii) below, each Class B
                                      ------------------

               Share shall participate equally as to dividends with each Class A Subordinate Voting Share without preference, priority or distinction. No dividend shall at any time be declared or set aside or paid on the Class B Stock unless, on the same date, a dividend in the same amount per share (to the extent that such dividend is payable in cash) or identical property of equal value per share (to the extent that such dividend is not payable in cash), as the case may be, is declared to be payable on the Class A Subordinate Voting Stock, which dividend shall be payable on the same date as that declared on the Class B Stock. The holders of the Class B Stock shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for in this paragraph (b)(ii).
                    ----------------


          (iii)       Stock Dividends.
                      ---------------

               Notwithstanding the provisions of paragraph (b)(ii) above
                                                 -----------------
               contemplating the declaration or payment of dividends in identical property, the Board of Directors may, in declaring simultaneous dividends on both the Class A Subordinate Voting Shares and the Class B Stock, cause the dividend on the Class A Subordinate Voting Stock to be payable in Class A Subordinate Voting Stock and the dividend on the Class B Stock to be payable in Class A Subordinate Voting Stock or in Class B Stock, but no dividend payable in Class B Stock may be declared on the Class A Subordinate Voting Stock.

          (iv) Dissolution.
               -----------

               In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its stockholders for the purpose of winding-up its affairs, all the property and assets of the Corporation available for distribution to the holders of the Class B Stock or the Class A Subordinate Voting Stock shall be paid or distributed equally, share for share, to the holders of the Class B Stock and the Class A Subordinate Voting Stock, respectively, without preference, priority, or distinction.

          (v)    Conversion Right.
                ------------------

               The Class B Stock may, upon and subject to the terms and conditions hereinafter set forth, be converted at any time by the holder or holders thereof into fully-paid and non-assessable Class A Subordinate Voting Stock of the Corporation on the basis of one (1) share of Class A Subordinate Voting Stock for each share of Class B Stock; provided, however, that in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding-up.



          (vi)   Conversion Procedure.
                ---------------------

               A holder of the Class B Stock desiring to convert some or all of his Class B Stock into Class A Subordinate Voting Stock in accordance with the foregoing shall surrender the certificate or certificates representing the Class B Stock which such holder desires to be converted to the Corporation at its registered office or to the transfer agent, if any, for the Class B Stock, together with a written request for such conversion in such form and with such verification of signature, as the Board of Directors may from time to time require.

          (vii)       Issuance of Class B Stock.
                      -------------------------

               The Board of Directors shall not authorize the issuance of any Class B Stock (other than in connection with a stock dividend) without the prior approval of the holders of the Class B Stock given by ordinary resolution, voting as a separate class.

          (viii)    Amendment.
                    ---------

               This Certificate of Incorporation may be amended to add, delete or vary any right, privilege, restriction or condition attaching to the Class B Stock or to create Stock ranking in priority to or on a parity with the Class B Stock, but only with the approval of the holders of the Class B Stock given in writing by the holders of all of the outstanding Class B Stock or by a resolution authorized by at least two-thirds (2/3rds) of the votes cast at a separate meeting of the holders of the Class B Stock duly called and held for that purpose upon not less than twenty-one (21) days' notice, such meeting to be held and such notice to be given in accordance with the by-laws of the Corporation in that regard, provided that each holder of a share of Class B Stock shall be entitled to twenty (20) votes at such meeting in respect of each share of Class B Stock held by such holder.

               Any approval given as aforesaid shall be in addition to any other consent or approval required by applicable law.



          (F) A new paragraph Tenth is added to the Certificate of Incorporation of the Corporation, reading in its entirety as follows:

               TENTH: To the fullest extent permitted by the GCL as it exists on the date hereof or as it may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article TENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.


                            [Signature page follows]

   IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by J.Brian Colburn, its Executive Vice-President and Secretary, this 8th day of November, 1999.

/s/ J. Brian Colburn
----------------------------
                                        By J. Brian Colburn
                                           -------------------------------------
                                   Title: Executive Vice-President and Secretary